                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              Venator Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

PROXY SERVICES                                         WESTERN
51 MERCEDES WAY                                          UNION MAILGRAM  [LOGO]
EDGEWOOD, NY  11717



Jane A. Sample
Churchill Communications Corp.
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234


                               VENATOR GROUP, INC.

July 10, 1999

Dear Fellow Shareholder:

With Venator's July 16 Annual Meeting now just a few days away, we are asking for your support. Your vote can be significant to your Company's future and the value of your Venator shares.

Over the past four years Venator's experienced and dedicated Board of Directors and management have designed and implemented a strategic business plan that has completely transformed your Company. While much remains to be done, Venator is well positioned to benefit from improving market and industry conditions, as evidenced by the rise in our stock price by over 90% since January 31, 1999, the start of our current fiscal year. In addition, Venator has been receiving the growing support of analysts.

We are asking you to support your Board's nominees so that we may move forward without distraction. We are committed to focusing our full and undivided attention on the most important task before us - delivering value to shareholders in the short- and long-term.

Since time is short and your vote is very important, we have established a method that will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Sincerely,

ROGER N. FARAH                         DALE W. HILPERT
Chairman of the Board and              President and
Chief Executive Officer                Chief Operating Officer

                                                        WESTERN
PAGE 2                                                    UNION MAILGRAM  [LOGO]



        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8182, Venator Group, Inc.

3.     State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                                 Name:              <NA.1>
                                 Broker:            <Broker>
                                 Control number:    <ControlNum>
                                 Number of shares:  <NumShares>


                               VENATOR GROUP, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
          COMPANY FOR THE ANNUAL MEETING TO BE HELD ON JULY 16, 1999.

Gary M. Bahler, Roger N. Farah, Bruce L. Hartman, or any of them, each with power of substitution, are hereby authorized to vote the shares of the undersigned at the Annual Meeting of Shareholders of Venator Group, Inc., to be held on July 16, 1999, at 1:00 P.M. local time, at 311 Manatee Avenue West, Bradenton, Florida 34205 and at any adjournment or postponement thereof, upon the matters set forth in the Venator Group, Inc. Proxy Statement and upon such other matters as may properly come before the Annual Meeting, voting as specified below with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Annual Meeting.

                                                        WESTERN
PAGE 3                                                    UNION MAILGRAM  [LOGO]



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2 AND AGAINST PROPOSALS 3 and 4.

DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS 1 AND 2.

1.     ELECTION OF DIRECTORS

       Nominees for Terms Expiring at the Annual Meeting in 2002: J. Carter Bacot, Purdy Crawford, Philip H. Geier Jr., and Dale W. Hilpert.

       ( ) FOR                               ( ) WITHHELD

       FOR, except vote withheld from the following nominee(s): (Give that nominee(s) name to the operator.)

2.     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

       ( ) FOR                     ( ) AGAINST              ( ) ABSTAIN

DIRECTORS RECOMMEND A VOTE "AGAINST" PROPOSALS 3 AND 4.

3.     GREENWAY PROPOSAL TO CHANGE THE COMPANY'S NAME

       ( ) FOR                     ( ) AGAINST              ( ) ABSTAIN

4.     GREENWAY PROPOSAL TO TERMINATE THE RIGHTS PLAN.

       ( ) FOR                     ( ) AGAINST              ( ) ABSTAIN

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by an authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 1999 Annual Meeting of Shareholders of Venator Group, Inc. and any adjournment or postponement thereof.

PROXYGRAM SERVICES                                     WESTERN
500 EIGHTH AVENUE                                        UNION MAILGRAM  [LOGO]
NEW YORK, NY  10018



Jane A. Sample
Churchill Communications Corp.
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234


CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>
(Your identification number is confidential. It is to assure the operator of your identity.)

                               VENATOR GROUP, INC.

July 10, 1999

Dear Fellow Shareholder:

With Venator's July 16 Annual Meeting now just a few days away, we are asking for your support. Your vote can be significant to your Company's future and the value of your Venator shares.

Over the past four years Venator's experienced and dedicated Board of Directors and management have designed and implemented a strategic business plan that has completely transformed your Company. While much remains to be done, Venator is well positioned to benefit from improving market and industry conditions, as evidenced by the rise in our stock price by over 90% since January 31, 1999, the start of our current fiscal year. In addition, Venator has been receiving the growing support of analysts.

We are asking you to support your Board's nominees so that we may move forward without distraction. We are committed to focusing our full and undivided attention on the most important task before us - delivering value to shareholders in the short- and long-term.

Since time is short and your vote is very important, we have established a method that will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

                                                        WESTERN
PAGE 2                                                    UNION MAILGRAM  [LOGO]



If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Sincerely,

ROGER N. FARAH                                  DALE W. HILPERT
Chairman of the Board and                       President and
Chief Executive Officer                         Chief Operating Officer

        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8181, Venator Group, Inc.

3.     State your name, address and telephone number.

4. State your confidential identification number, file number and number of shares as shown below:

       CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>
       FILE NUMBER: <AcctNum>
       NUMBER OF SHARES: <NumShares>


                               VENATOR GROUP, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
          COMPANY FOR THE ANNUAL MEETING TO BE HELD ON JULY 16, 1999.

Gary M. Bahler, Roger N. Farah, Bruce L. Hartman, or any of them, each with power of substitution, are hereby authorized to vote the shares of the undersigned at the Annual Meeting of Shareholders of Venator Group, Inc., to be held on July 16, 1999, at 1:00 P.M. local

                                                        WESTERN
PAGE 3                                                    UNION MAILGRAM  [LOGO]



time, at 311 Manatee Avenue West, Bradenton, Florida 34205 and at any adjournment or postponement thereof, upon the matters set forth in the Venator Group, Inc. Proxy Statement and upon such other matters as may properly come before the Annual Meeting, voting as specified below with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2 AND AGAINST PROPOSALS 3 and 4.

DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS 1 AND 2.

1.     ELECTION OF DIRECTORS

       Nominees for Terms Expiring at the Annual Meeting in 2002: J. Carter Bacot, Purdy Crawford, Philip H. Geier Jr., and Dale W. Hilpert.

       ( ) FOR                               ( ) WITHHELD

       FOR, except vote withheld from the following nominee(s): (Give that nominee(s) name to the operator.)

2.     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

       ( ) FOR                ( ) AGAINST              ( ) ABSTAIN

DIRECTORS RECOMMEND A VOTE "AGAINST" PROPOSALS 3 AND 4.

3.     GREENWAY PROPOSAL TO CHANGE THE COMPANY'S NAME

       ( ) FOR                ( ) AGAINST              ( ) ABSTAIN

4.     GREENWAY PROPOSAL TO TERMINATE THE RIGHTS PLAN.

       ( ) FOR                ( ) AGAINST              ( ) ABSTAIN

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by an authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 1999 Annual Meeting of Shareholders of Venator Group, Inc. and any adjournment or postponement thereof.